UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

INTELLICELL BIOSCIENCES, INC

(Exact name of registrant as specified in its charter)

Nevada	333-49388	91-1966948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Park Avenue, 17th Fl New York, NY 10022
(Address of principal executive offices)

(646) 576-8700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 8, 2013, a Summons and Complaint (the “Complaint”) was filed along with a Motion for a Temporary Restraining Order (the “Motion”) before the Supreme Court of the State of New York, County of New York (the “Court”) under the caption Intellicell Biosciences, Inc. v Ironridge Global IV, LTD., and TCA Global Credit Master Fund, LP, Index No. 652800/13.  The Motion sought to restrain the sale of the Company’s assets.

As previously reported, on July 15, 2013, while the Company was finalizing an amendment and waiver to that certain Convertible Promissory Note (the “Note”) issued by the Company in favor of TCA Global Credit Master Fund, LP (“TCA”) on June 7, 2012 in the principal amount of $500,000, the Company was advised that Ironridge Global IV, LTD (“Ironridge”), led by Mr. John C. Kirkland, Esq., purportedly purchased the Note from TCA.  On July 29, 2013, the Company received from Ironridge, a Notice of Default and a Notice of Foreclosure and Sale (the “Ironridge Notice of Foreclosure and Sale”).  On July 31, 2013, the Company received from TCA the same Notice of Foreclosure and Sale that it had previously received from Ironridge (the “TCA Notice of Foreclosure and Sale” and together with the Ironridge Notice of Foreclosure and Sale the “Notices of Foreclosure and Sale”).

The Complaint and Motion alleged that Irondridge and TCA (each a “Defendant and together the “Defendants”) served the Notices of Foreclosure and Sale, both claiming to be the “Secured Party” of the same assets. The Company, which wish to satisfy the outstanding debt of the Note (the amount of which is also in dispute).  The Complaint seeks a judicial determination as to: (i) which of the Defendants is the actual Secured Party (and Note holder) and (ii) the actual amount of the debt outstanding pursuant to the Note.  Additionally, once the Court determines which party is the true Note holder and Secured Party, and a true calculation of the outstanding debt is made, the Company, which is currently holding funds in escrow, is requesting that the Court order such Defendant to accept payment of said outstanding debt in full satisfaction on the Note.

Given that the Defendants asserted that they would sell the secured assets of the Company at auction on August 12, 2013, the Motion  sought to temporarily restrain both parties from so doing.  At oral argument with all sides present on August 9, 2013, Justice Sherwood, Justice of the Supreme Court, New York County, granted the relief requested, thereby restraining any sale of assets.  The Company expects a written Order no later than August 12, 2013.  The Court further ruled that the Temporary Restraining Order shall remain in effect until August 26, 2013, at which time a subsequent hearing on the Motion will be heard.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLICELL BIOSCIENCES, INC

Date: August 12, 2013	By:	/s/ Dr. Steven Victor
Name: Dr. Steven Victor
Title: Chief Executive Officer

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